EXHIBIT 10.18

Bank of America
                                                          Amendment to Documents
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                   FIRST AMENDMENT TO BUSINESS LOAN AGREEMENT

This First Amendment to Business Loan Agreement is entered into as of September 22, 1997, between Bank of America Texas, N.A. ("Bank") and Mountain Empire Rubber & Specialty Co., Inc. ("Borrower").

                                    RECITALS

A. WHEREAS, Bank and Borrower have entered into that certain Business Loan Agreement dated February 24, 1997, (the "Agreement"), and

B. WHEREAS, Borrower and Bank desire to amend certain terms and provisions of said Agreement as more specifically hereinafter set forth.

                                     AGREED

NOW, THEREFORE, in consideration of the foregoing recitals and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bank and Borrower mutually agree to amend said Agreement as follows:

1. In Paragraph 1.1 (Line of Credit Amount) of the Agreement, the amount "Seven Hundred Fifty Thousand and no/100 Dollars ($750,000.00)" is substituted for the amount "Five Hundred Thousand and no/100 Dollars ($500,000.00)".

2. In Paragraph 1.2 (Availability) of the Agreement, the date "December 31, 1998" is substituted for the date "March 31, 1998".

3. In Paragraph 7.4 (Total Liabilities to Tangible Net Worth) of the Agreement, the ratio "1.50:1.0" is substituted for the ratio "1.25:1.0".

This Amendment will become effective as of the date first written above, provided that each of the following conditions precedent have been satisfied in a manner satisfactory to Bank:

      The Bank has received from the Borrower a duly executed original of this Amendment, together with a duly executed Guarantor Acknowledgment and Consent in the form attached hereto (the "Consent").

      The Bank has received from the Borrower a duly executed Corporate Resolution Authorizing Execution of Guaranty.
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      The Bank has received from the Borrower a duly executed Corporate
      Resolution to Borrow.

Except as provided in this Amendment, all of the terms and provisions of this Agreement and the documents executed in connection therewith shall remain in full force and effect. All references in such other documents to the Agreement shall hereafter be deemed to be references to the Agreement as amended hereby.

THIS WRITTEN AMENDMENT AND THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first written above.

BANK OF AMERICA TEXAS, N.A.   Mountain Empire Rubber & Specialty Co., Inc.



By: ____________________________    By: ___________________________________
Kim A. Ruth, Vice President               Kirby Attwell, Chairman



                                    By: ___________________________________
                                    Tim Fogelsong, Secretary
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                            GUARANTOR ACKNOWLEDGEMENT
                                   AND CONSENT

      The undersigned, each a guarantor of the Borrower's obligations to the Bank under the Agreement, each hereby (i) acknowledge and consent to the execution, delivery, and performance by Borrower of the foregoing First Amendment to Agreement (the "Amendment"), and (ii) reaffirm and agree that the guaranty to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Bank in connection with the Agreement are in full force and effect, without defense, offset, or counterclaim, to secure the indebtedness of the Borrower to the Bank, including without limitation the indebtedness evidenced by the Agreement as amended. (Capitalized terms used herein have the meanings specified in the Amendment.)


TRAVIS INTERNATIONAL, INC.
a Delaware corporation

Dated: _____________________


____________________________
Kirby Attwell, President